UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2012 (March 29, 2012)

AFFINITY GAMING, LLC

(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV  89118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)                                  Dismissal of independent registered public accounting firm.

On March 29, 2012, the Audit Committee of the Board of Directors (the “Audit Committee”) of Affinity Gaming, LLC (the “Company”) notified Deloitte & Touche LLP (“D&T”) that upon completion of the 2011 audit engagement and the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “2011 Form 10-K”), D&T would be dismissed as the Company’s independent registered public accounting firm.  D&T’s dismissal became effective on March 30, 2012 at the time the Company filed its 2011 Form 10-K. The decision to change accounting firms was approved by the Audit Committee.

During the period from March 29, 2010 (date of inception) through December 31, 2010, the fiscal year ended December 31, 2011 and the period from January 1, 2012 through March 30, 2012 (with respect to the Company), and during the year ended December 31, 2010 (with respect to the Company’s predecessor entity, Herbst Gaming, Inc. (“Herbst”), neither the Company nor Herbst had any disagreement with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to D&T’s satisfaction, would have caused D&T to make reference to the subject matter of disagreement in their reports on the Company’s or Herbst’s consolidated financial statements.  In addition, during such periods, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.  D&T’s reports on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2011 and Herbst’s consolidated financial statements for the year ended December 31, 2010 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except as described in the following sentences. D&T’s report on the Company’s and Herbst’s financial statements as of December 31, 2010 and for the year then ended, respectively, included an explanatory paragraph indicating that (i) the United States Bankruptcy Court confirmed the Company’s First Amended Joint Plan of Reorganization (the “Order”) confirming the amended joint plan of reorganization, as modified by the Findings of Fact and Conclusions of Law in Support of Order Confirming Debtors’ First Amended Joint Plan of Reorganization (the “Findings of Fact”) entered contemporaneously with the Order (the amended join plan of reorganization as modified by the Findings of Fact, the “Plan”) on January 22, 2010, (ii) the Plan became effective on February 5, 2010 (the “Effective Date”), and was fully implemented on December 31, 2010 (the “Emergence Date”). Confirmation of the reorganization plan resulted in the discharge of certain claims against the Company that arose before March 23, 2009, and on the Emergence Date, terminated all rights and interests of equity security holders as provided therein and (iii) in connection with its emergence from bankruptcy, the Company adopted fresh start accounting as of December 31, 2010.

The Company’s management has authorized D&T to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

The Company provided D&T a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that D&T furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in item 4.01 (a).  A copy of D&T’s letter, dated April 3, 2012 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)                                 Engagement of new independent registered public accounting firm

On March 29, 2012, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent registered public accounting firm beginning with fiscal year 2012, and to perform procedures related to the financial statements to be included in the Company’s quarterly report on Form 10-Q, beginning with, and including, the quarter ending March 31, 2012.

The Company and Herbst did not consult with PwC during the fiscal years ended December 31, 2011 and 2010 or during any subsequent period prior to March 29, 2012 with respect to any of the matters or events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

The following exhibits are furnished herewith.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

16.1	Letter to Securities and Exchange Commission from Deloitee & Touche LLP, dated April 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY GAMING, LLC

Date: April 5, 2012	By:	/s/ JOHN CHRISTOPHER KRABIEL
John Christopher Krabiel
Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

16.1	Letter to Securities and Exchange Commission from Deloitee & Touche LLP, dated April 3, 2012.